Other Income - Summary of Other Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Disclosure Of Other Income [Abstract]
Government grant received	$ 56	$ 356	$ 117
Gain on discontinuation of equity accounted investment (refer note 8 (a))			2,017
Gain on lease modification	20	12	100
Excess provision written back	127	125	344
Net gain on de-recognition of property, plant and equipment	61	132	177
Others	53	145	43
Total	$ 317	$ 770	$ 2,798